SUPPLEMENT DATED JULY 29, 2013
TO THE PROSPECTUS FOR
EXECUTIVE VARIABLE UNIVERSAL LIFE II
DATED MAY 1, 2013

This supplement updates information in the prospectus dated May 1, 2013, for Executive Variable Universal Life II, which is issued by Principal Life Insurance Company. This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.
TABLE OF SEPARATE ACCOUNT DIVISIONS

MidCap Division (fka MidCap Blend Division)
Effective August 16, 2013, this division will be closed as an investment option for new Policies sold under this prospectus. The fund closing applies to Policies for which the application is signed on or after that date. If you own a Policy for which the application was signed prior to that date, you may continue to allocate net premiums to this division in accordance with your Policy's prospectus.